UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 29, 2020

PURE HARVEST CORPORATE GROUP, INC.

(Name of registrant as specified in its charter)

Colorado	333-212055	71-0952431
State of Incorporation	Commission File Number	IRS Employer Identification No.

2401 E. 2nd Avenue, Suite 600
Denver, CO 80206
Address of principal executive offices

(800) 560-5148

Telephone number, including area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]

Item 1.02.	Termination of a Material Definitive Agreement

On March 12, 2020 the Company entered into an agreement to acquire fifty-one percent (51%) of the outstanding membership interests in How Smooth It Is, Inc. (“HSII”) for $3,000,000 in cash and 7,000,000 shares of the Company’s restricted common stock.

On July 29, 2020 the Company terminated its agreement to acquire 51% of HSII. As a part of the termination agreement:

●	The sole shareholder of HSII agreed to pay the Company $2,150,000 by August 7, 2020, and

●	HSII agreed to manufacture up to 24 separate products for the Company (such as edibles and vaporizers) upon terms agreeable to both the Company and HSII. The products manufactured by HSII will be sold under Pure Harvest brands with the Company receiving royalties from the sale of the products.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

On July 30, 2020, the Company borrowed $100,000 from David Burcham, an officer and director of the Company.

At the option of Mr. Burcham, the note principal and any accrued interest may be converted into shares of the Company’s common stock. The number of shares of the Company’s common stock which will be issued upon any conversion will be determined by dividing the amount to be converted by the lesser of $0.30 or 80% of the ten day average closing price of the Company’s common stock immediately prior to the date of conversion.

As further consideration, the Company issued 50,000 shares of its restricted common stock to Mr. Burcham.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the issuance of the note and shares referenced in Item 2.03 of this report, the Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The note and shares were issued to a sophisticated investor who was provided full information regarding the Company’s business and operations. There was no general solicitation in connection with the issuance of the note and shares. No commission was paid to any person in connection with issuance of the note and shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 6, 2020

PURE HARVEST CORPORATE GROUP, INC.

By:	/s/ Matthew Gregarek
Matthew Gregarek
Chief Executive Officer